SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): May 23, 2000 (May 22, 2000)
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                       INNOVATIVE CLINICAL SOLUTIONS, LTD.
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             (Exact name of registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

                    0-27568                       65-0617076
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          (Commission File Number) (IRS Employer Identification Number)

               10 Dorrance Street, Suite 400, Providence, RI 02903
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                    (Address of principal executive offices)

                                 (401) 831-6755
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)


Item 5:           Other Events.
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         On May 22, Innovative Clinical Solutions, Ltd. (the "Company") issued a press release announcing that it intends to recapitalize by restructuring its $100 million 6.75% convertible debentures due 2003 into common equity (the "Press Release"). The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.

Item 7:           Financial  Statements,  Pro Forma  Financial  Information  and
                  Exhibits.

         (c)      Exhibits

                  Exhibit No.  Description

                       10.1    Amended and Restated Forbearance, Lock-Up and
                               Voting Agreement dated as of May 18, 2000 between
                               the Company, Green River Fund I, L.P. and Green
                               River Fund II, L.P.
                       10.2    Second Amended and
                               Restated
                               Forbearance,
                               Lock-Up and Voting
                               Agreement dated as
                               of  May  18,  2000
                               between        the
                               Company        the
                               Company   and  the
                               entities listed on
                               Schedule        of
                               Consenting Holders
                               attached thereto.
                        99     Press Release dated May 19, 2000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INNOVATIVE CLINICAL SOLUTIONS, LTD



                                            By:   /s/Gary S. Gillheeney
                                               ---------------------------
                                                  Gary S. Gillheeney
                                                  Chief Financial Officer


Date:  May 23, 2000